BNY Mellon Global Fixed Income Fund
Statement of Investments
March 31, 2025 (Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1%
Australia — 2.6%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,400,000	14,249,699
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000	2,440,730
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	8,862,000	4,251,632
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	2.00	3/8/2033	19,591,000	9,998,193
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	10,116,000	5,826,366
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.75	2/20/2035	4,848,000	2,958,540
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	1.75	7/20/2034	9,979,000	4,707,773
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	4.50	8/22/2035	9,700,000	5,733,688
Queensland Treasury Corp., Govt. Gtd. Notes	AUD	2.00	8/22/2033	9,256,000	4,629,723
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	8,814,000	4,075,221
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	41,354,000	24,568,458
					83,440,023
Austria — .6%
Austria, Sr. Unscd. Bonds(b)	EUR	2.90	2/20/2034	9,875,000	10,576,334
Raiffeisen Bank International AG, Sr. Notes	EUR	4.63	8/21/2029	2,900,000	3,239,192
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	5,300,000	5,606,157
					19,421,683
Belgium — .2%
Belgium, Sr. Unscd. Notes, Ser. 98(b)	EUR	3.30	6/22/2054	6,825,000	6,543,225
Bermuda — .3%
RLGH Finance Bermuda Ltd., Gtd. Notes		8.25	7/17/2031	7,045,000	7,826,526
Brazil — 2.6%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	342,150,000	47,104,091
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2035	262,740,000	34,897,175
					82,001,266
Canada — 1.6%
Canada, Bonds	CAD	1.75	12/1/2053	22,100,000	11,143,910
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000	12,517,947
Canada, Bonds	CAD	3.25	12/1/2034	13,200,000	9,385,342
Canadian Pacific Railway Co., Gtd. Notes		3.10	12/2/2051	3,500,000	2,280,780
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	CAD	5.40	9/15/2028	11,382,000	8,142,870
Province of Ontario Canada, Sr. Unscd. Notes	CAD	4.15	12/2/2054	11,261,000	7,771,072
					51,241,921
Cayman Islands — .4%
Octagon 61 Ltd. CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)(b),(c)		6.14	4/20/2036	5,274,060	5,277,246
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl. A, (3 Month TSFR +1.90%)(b),(c)		6.20	7/15/2036	5,775,000	5,779,972
					11,057,218
China — .4%
China, Bonds	CNY	3.00	10/15/2053	30,610,000	5,053,493
China, Bonds	CNY	3.73	5/25/2070	39,170,000	7,811,742
					12,865,235
Colombia — .8%
Colombian TES, Bonds, Ser. B	COP	13.25	2/9/2033	95,500,000,000	24,148,757
Denmark — .1%
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000	2,491,308

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1% (continued)
Finland — .1%
Finland, Sr. Unscd. Bonds, Ser. 10Y(b)	EUR	3.00	9/15/2033	3,750,000	4,057,661
France — 1.8%
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	1,100,000	1,172,960
France, Bonds, Ser. OAT(b)	EUR	3.00	5/25/2033	26,150,000	27,861,879
France, Bonds, Ser. OAT(b)	EUR	3.25	5/25/2055	8,625,000	7,992,947
France, Bonds, Ser. OAT(b)	EUR	4.00	10/25/2038	11,685,000	13,095,997
Kering SA, Sr. Unscd. Notes	EUR	3.38	3/11/2032	1,600,000	1,691,861
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.38	11/7/2030	2,800,000	3,035,594
Suez SACA, Sr. Unscd. Notes	EUR	4.50	11/13/2033	1,700,000	1,922,206
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	1,000,000	1,165,445
					57,938,889
Germany — 1.4%
Aareal Bank AG, Sub. Notes	EUR	5.63	12/12/2034	7,600,000	8,282,464
Amprion GmbH, Sr. Unscd. Notes	EUR	3.63	5/21/2031	4,400,000	4,816,145
Amprion GmbH, Sr. Unscd. Notes(d)	EUR	3.97	9/22/2032	3,000,000	3,323,265
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	0.63	4/15/2036	3,410,000	2,742,785
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.38	3/3/2034	4,836,000	4,474,526
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.63	8/16/2033	9,960,000	9,643,197
Deutsche Bahn Finance GmbH, Gtd. Notes(d)	EUR	1.88	5/24/2030	8,067,000	8,313,768
Merck KGaA, Jr. Sub. Notes(d)	EUR	3.88	8/27/2054	1,400,000	1,509,695
					43,105,845
Greece — .2%
Eurobank Ergasias Services and Holdings SA, Sub. Notes	EUR	6.25	4/25/2034	1,090,000	1,258,059
Hellenic Republic, Sr. Unscd. Notes(b)	EUR	4.38	7/18/2038	3,438,000	3,914,447
					5,172,506
Hungary — .0%
Hungary, Bonds, Ser. 33A	HUF	2.25	4/20/2033	710,000	1,370
Indonesia — .2%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	109,930,000,000	6,782,336
Ireland — .6%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	6,170,000	6,333,787
Ireland, Unscd. Bonds	EUR	2.60	10/18/2034	3,950,000	4,133,076
Sequoia Logistics DAC, Ser. 2025-1A, Cl. B, (3 Month EURIBOR +1.75%)(b),(c)	EUR	4.29	2/17/2037	7,793,000	8,463,083
					18,929,946
Italy — 2.5%
Autostrade per l’Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	6,335,000	6,900,051
Autostrade per l’Italia SpA, Sr. Unscd. Notes	EUR	4.75	1/24/2031	1,021,000	1,161,885
Eni SpA, Sr. Unscd. Notes(b)		5.50	5/15/2034	3,209,000	3,236,384
Eni SpA, Sr. Unscd. Notes(b)		5.95	5/15/2054	9,659,000	9,456,389
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	51,375,000	59,087,448
					79,842,157
Japan — 5.0%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	3,756,900,000	22,449,306
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	1,066,400,000	6,031,902
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	606,600,000	2,548,362
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	782,050,000	3,520,477
Japan (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	9,190,000,000	57,774,607

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1% (continued)
Japan — 5.0% (continued)
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	1,473,600,000	6,110,464
Japan (40 Year Issue), Bonds, Ser. 17	JPY	2.20	3/20/2064	10,000,000,000	59,324,806
					157,759,924
Jersey — .6%
AA Bond Co. Ltd., Sr. Scd. Notes, Ser. A8	GBP	5.50	7/31/2027	5,400,000	6,977,473
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)(b),(c)		6.07	7/15/2036	5,420,000	5,424,618
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. A, (3 Month TSFR +1.80%)(b),(c)		6.10	7/15/2036	5,600,000	5,613,283
					18,015,374
Luxembourg — .1%
P3 Group Sarl, Sr. Unscd. Notes	EUR	4.00	4/19/2032	2,521,000	2,702,108
Malaysia — .3%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	41,200,000	9,891,648
Mexico — .0%
Mexico, Sr. Unscd. Notes		7.38	5/13/2055	746,000	763,904
Netherlands — 1.3%
ABN AMRO Bank NV, Sr. Notes(b),(d)		5.52	12/3/2035	11,200,000	11,239,205
Athora Netherlands NV, Sub. Notes(d)	EUR	5.38	8/31/2032	7,156,000	7,974,314
Enel Finance International NV, Gtd. Notes	EUR	0.88	1/17/2031	4,500,000	4,231,550
Netherlands, Bonds(b)	EUR	2.50	7/15/2034	13,300,000	13,943,991
Sartorius Finance BV, Gtd. Notes	EUR	4.88	9/14/2035	2,500,000	2,876,854
					40,265,914
New Zealand — 3.6%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	58,152,000	30,985,842
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	60,205,000	29,358,972
New Zealand, Unscd. Bonds, Ser. 534	NZD	4.25	5/15/2034	95,600,000	53,275,108
					113,619,922
Peru — .1%
Peru, Bonds(b)	PEN	7.60	8/12/2039	8,000,000	2,250,573
Poland — .3%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	11,625,000	3,070,185
Poland, Sr. Unscd. Notes		5.50	3/18/2054	7,977,000	7,494,789
					10,564,974
Portugal — .2%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	EUR	2.88	10/20/2034	5,250,000	5,537,530
Romania — .4%
Romania, Sr. Unscd. Notes(b)	EUR	5.25	5/30/2032	9,096,000	9,492,157
Romania, Sr. Unscd. Notes(b)	EUR	5.88	7/11/2032	1,019,000	1,089,824
Romania, Sr. Unscd. Notes		6.38	1/30/2034	2,758,000	2,664,915
					13,246,896
Saudi Arabia — .4%
Saudi Arabia, Sr. Unscd. Notes(b)	EUR	3.38	3/5/2032	5,175,000	5,527,805
Saudi Arabia, Sr. Unscd. Notes(b)		5.63	1/13/2035	6,241,000	6,419,727
					11,947,532
Singapore — .3%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.30	5/19/2053	6,120,000	5,815,105
Singapore, Bonds	SGD	3.38	9/1/2033	5,615,000	4,406,199
					10,221,304

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1% (continued)
South Korea — 1.0%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000	7,640,605
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	19,526,800,000	14,694,738
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	5,180,000,000	3,876,035
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	7,778,000,000	5,958,359
					32,169,737
Spain — 1.9%
Cellnex Finance Co. SA, Gtd. Notes(d)	EUR	2.00	9/15/2032	2,500,000	2,398,955
Cellnex Telecom SA, Sr. Unscd. Notes(d)	EUR	1.75	10/23/2030	12,800,000	12,611,989
Spain, Sr. Unscd. Bonds(b)	EUR	0.70	4/30/2032	27,750,000	25,702,604
Spain, Sr. Unscd. Bonds(b)	EUR	3.25	4/30/2034	12,875,000	13,916,753
Spain, Sr. Unscd. Notes(b)	EUR	3.45	10/31/2034	6,250,000	6,829,322
					61,459,623
Supranational — .9%
European Union, Sr. Unscd. Bonds, Ser. NGEU	EUR	3.00	3/4/2053	8,406,311	7,734,918
European Union, Sr. Unscd. Notes, Ser. NGEU	EUR	3.13	12/4/2030	8,900,000	9,826,901
European Union, Sr. Unscd. Notes, Ser. SURE	EUR	0.20	6/4/2036	14,551,000	11,261,659
					28,823,478
Sweden — .1%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	48,000,000	4,612,352
Switzerland — .5%
Swiss Confederation, Bonds	CHF	0.50	6/27/2032	14,445,000	16,444,262
United Kingdom — 6.7%
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)(b),(c)	GBP	5.36	12/16/2067	919,745	1,190,558
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	3,180,000	2,693,050
Northumbrian Water Finance PLC, Gtd. Notes	GBP	6.38	10/28/2034	8,640,000	11,396,496
Rio Tinto Finance USA PLC, Gtd. Notes		4.88	3/14/2030	3,206,000	3,239,653
Rio Tinto Finance USA PLC, Gtd. Notes		5.00	3/14/2032	3,760,000	3,778,266
Rio Tinto Finance USA PLC, Gtd. Notes		5.75	3/14/2055	1,361,000	1,364,220
Severn Trent Utilities Finance PLC, Gtd. Notes	GBP	5.25	4/4/2036	1,657,000	2,037,273
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO +0.78%)(c)	GBP	5.26	11/20/2063	1,740,309	2,251,409
United Kingdom Gilt, Bonds	GBP	1.50	7/31/2053	113,800,000	66,767,922
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	21,500,000	25,496,103
United Kingdom Gilt, Bonds	GBP	4.13	7/22/2029	11,600,000	14,933,923
United Kingdom Gilt, Bonds	GBP	4.25	7/31/2034	15,710,000	19,728,831
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	27,525,000	30,773,143
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	13,250,000	17,285,627
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	4,107,000	4,356,402
Yorkshire Water Finance PLC, Sr. Scd. Bonds	GBP	6.60	4/17/2031	2,200,000	2,951,888
					210,244,764
United States — 54.0%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1(b)		6.13	5/25/2068	3,404,870	3,421,524
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	3,102,000	3,028,297
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.00	8/17/2048	3,914,000	3,952,651
AMSR Trust, Ser. 2019-SFR1, Cl. B (b)		3.02	1/19/2039	4,925,000	4,785,189
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A (b)		5.49	6/20/2029	3,643,000	3,729,793
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A (b)		6.02	2/20/2030	2,831,000	2,959,824
Bank of America Corp., Sr. Unscd. Notes		5.87	9/15/2034	2,856,000	2,981,373
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	7,643,000	8,043,614
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	704,242	681,138

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1% (continued)
United States — 54.0% (continued)
Citigroup, Inc., Sr. Unscd. Notes		5.45	6/11/2035	670,000	674,114
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1(b)		6.60	7/25/2068	2,169,764	2,188,601
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1(b)		7.16	10/25/2068	5,423,857	5,509,347
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes (b)		6.04	11/15/2033	3,441,000	3,554,377
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.75	3/15/2054	3,470,000	3,342,346
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	3,200,000	2,732,950
CVS Health Corp., Sr. Unscd. Notes		6.05	6/1/2054	4,849,000	4,708,211
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B (b)		5.45	4/20/2048	1,163,154	1,140,543
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)		5.56	11/20/2048	5,979,000	5,997,596
Diamondback Energy, Inc., Gtd. Notes		5.75	4/18/2054	2,218,000	2,092,950
Diamondback Energy, Inc., Gtd. Notes		5.90	4/18/2064	2,690,000	2,532,899
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I (b)		2.66	4/25/2051	5,470,312	5,059,923
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	15,715,000	15,515,375
ENT Auto Receivables Trust, Ser. 2023-1A, Cl. A3(b)		6.24	1/16/2029	2,112,000	2,139,625
Exelon Corp., Sr. Unscd. Notes		5.60	3/15/2053	4,480,000	4,317,956
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2(e)		3.37	7/25/2025	4,055,542	4,037,444
General Motors Financial Co., Inc., Sr. Unscd. Notes	EUR	4.00	7/10/2030	1,962,000	2,145,426
General Motors Financial Co., Inc., Sr. Unscd. Notes (d)		5.45	9/6/2034	3,000,000	2,894,391
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.63	4/4/2032	2,997,000	2,965,498
General Motors Financial Co., Inc., Sr. Unscd. Notes		6.10	1/7/2034	2,860,000	2,873,611
Government National Mortgage Association II		4.00	5/20/2050	5,342,566	5,046,938
Government National Mortgage Association II		4.50	1/20/2050	4,832,602	4,670,720
HCA, Inc., Gtd. Notes		5.45	9/15/2034	2,081,000	2,063,820
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	2,380,000	2,644,418
JPMorgan Chase & Co., Sr. Unscd. Notes		5.34	1/23/2035	6,331,000	6,400,660
JPMorgan Chase & Co., Sr. Unscd. Notes		6.25	10/23/2034	1,370,000	1,471,871
Kraft Heinz Foods Co., Gtd. Notes		5.20	3/15/2032	3,423,000	3,462,182
Kraft Heinz Foods Co., Gtd. Notes		5.40	3/15/2035	6,142,000	6,193,769
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2(b)		6.23	4/20/2054	1,643,978	1,683,662
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	6,103,000	6,177,315
Morgan Stanley, Sr. Unscd. Notes		6.63	11/1/2034	1,972,000	2,151,646
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A (b)		5.36	9/22/2053	2,066,515	2,013,864
Nasdaq, Inc., Sr. Unscd. Bonds	EUR	4.50	2/15/2032	6,990,000	7,986,464
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	1,360,000	1,383,380
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)		2.28	4/25/2061	4,752,912	4,232,826
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A (b)		5.00	9/15/2048	5,630,000	5,592,678
SBA Tower Trust, Asset Backed Notes (b)		1.88	1/15/2026	6,860,000	6,692,099
SBA Tower Trust, Asset Backed Notes (b)		2.59	10/15/2031	6,340,000	5,367,325
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A (b)		1.97	9/25/2037	1,746,396	1,629,932
Stack Infrastructure Issuer LLC, Ser. 2023-1A, Cl. A2(b)		5.90	3/25/2048	1,430,000	1,441,949
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A (b)		5.75	12/20/2050	760,536	769,835
The AES Corp., Sr. Unscd. Notes		5.80	3/15/2032	1,948,000	1,969,273
The Dow Chemical Co., Sr. Unscd. Notes (d)		6.90	5/15/2053	3,850,000	4,208,424
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		5.02	10/23/2035	4,940,000	4,805,222
The Williams Companies, Inc., Sr. Unscd. Notes		5.60	3/15/2035	8,736,000	8,908,285
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A (b)		2.75	3/17/2038	7,398,140	7,286,173
Triumph Rail Holdings LLC, Ser. 2021-2, Cl. A (b)		2.15	6/19/2051	6,077,015	5,697,341
TRP LLC, Ser. 2021-1, Cl. A (b)		2.07	6/19/2051	6,182,007	5,832,277
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000	3,583,554

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 94.1% (continued)
United States — 54.0% (continued)
U.S. Treasury Notes		3.75	8/31/2031	60,000,000	58,959,375
U.S. Treasury Notes (d)		3.88	8/15/2034	65,955,000	64,300,973
U.S. Treasury Notes		4.00	2/28/2030	63,000,000	63,152,578
U.S. Treasury Notes		4.00	2/15/2034	47,170,000	46,537,996
U.S. Treasury Notes		4.13	10/31/2029	29,000,000	29,218,066
U.S. Treasury Notes		4.13	11/30/2029	78,200,000	78,818,574
U.S. Treasury Notes (d)		4.13	2/28/2027	130,550,000	131,054,862
U.S. Treasury Notes (d)		4.25	2/28/2031	19,300,000	19,527,680
U.S. Treasury Notes		4.25	11/15/2034	178,725,000	179,283,516
U.S. Treasury Notes (d)		4.25	11/30/2026	58,825,000	59,115,678
U.S. Treasury Notes		4.38	12/31/2029	154,275,000	157,101,366
U.S. Treasury Notes		4.63	9/30/2030	54,250,000	55,933,657
U.S. Treasury Notes		4.63	2/28/2026	1,000,000	1,004,511
Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.32	3/16/2048	5,716,000	5,782,976
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	2,214,000	2,389,922
Verus Securitization Trust, Ser. 2023-4, Cl. A1(b)		5.81	5/25/2068	1,972,642	1,976,044
Verus Securitization Trust, Ser. 2023-5, Cl. A1(b)		6.48	6/25/2068	2,184,272	2,201,679
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000	2,672,560
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	2,000,000	2,014,461
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	6,900,000	7,023,618
WEA Finance LLC, Gtd. Notes (b)		2.88	1/15/2027	5,510,000	5,327,715
WEA Finance LLC, Gtd. Notes (b),(d)		4.13	9/20/2028	2,326,000	2,264,106
WEA Finance LLC, Gtd. Notes (b)		4.63	9/20/2048	379,000	307,777
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes (b)		4.75	9/17/2044	8,662,000	7,155,769
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)		5.48	4/20/2049	7,301,950	7,362,338
Federal Home Loan Mortgage Corp.:
2.50, 10/1/2050-4/1/2052(e)				53,772,044	45,369,042
3.00, 7/1/2052(e)				2,858,570	2,501,412
3.50, 8/1/2052(e)				6,581,383	6,017,770
4.00, 6/1/2052(e)				1,163,226	1,087,935
5.00, 4/1/2053-10/1/2054(e)				35,366,783	34,869,305
5.50, 9/1/2053-12/1/2054(e)				52,321,060	52,785,672
6.00, 9/1/2054-1/1/2055(e)				54,471,387	55,825,679
Federal National Mortgage Association:
2.50, 9/1/2050-4/1/2052(e)				60,248,078	50,970,696
3.00, 6/1/2050(e)				32,078,344	28,329,717
3.50, 8/1/2050-8/1/2052(e)				22,468,856	20,555,992
4.00, 5/1/2052-6/1/2052(e)				14,217,779	13,295,874
4.50, 6/1/2052(e)				14,464,371	13,864,959
5.00, 9/1/2054-10/1/2054(e)				39,487,994	38,831,261
5.50, 10/1/2052-12/1/2054(e)				76,273,642	76,655,524
6.00, 6/1/2054-1/1/2055(e)				41,119,763	42,267,767
					1,705,090,890
Total Bonds and Notes (cost $3,005,638,567)					2,972,500,581

Shares
Exchange-Traded Funds — 3.1%
United States — 3.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF(d) (cost $97,508,640)	908,581	98,753,669

Description/Number of Contracts /Counterparty		Exercise Price	Expiration Date	Notional Amount ($)(f)	Value ($)
Options Purchased — .0%
Call Options — .0%
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	2.28	4/10/2025	8,480,000	46,550
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Goldman Sachs & Co. LLC		0.58	5/21/2025	333,550,000	251,251
Swedish Krona Cross Currency, Contracts N/A, Bank of America Corp.	NZD	5.90	4/3/2025	13,960,000	1
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	EUR	0.97	4/3/2025	7,443,000	370
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	1.17	4/10/2025	8,480,000	363
					298,535
Put Options — .0%
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	2.26	4/10/2025	8,480,000	36,779
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	1.11	4/10/2025	8,480,000	1,524
					38,303
Total Options Purchased (cost $494,802)					336,838

Description	1-Day Yield (%)	Shares
Investment Companies — .7%
Registered Investment Companies — .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $23,355,295)	4.44	23,355,295	23,355,295
Investment of Cash Collateral for Securities Loaned — 3.1%
Registered Investment Companies — 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $96,600,482)	4.44	96,600,482	96,600,482
Total Investments (cost $3,223,597,786)		101.0%	3,191,546,865
Liabilities, Less Cash and Receivables		(1.0%)	(31,116,829)
Net Assets		100.0%	3,160,430,036

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CNY—Chinese Yuan Renminbi
COP—Colombian Peso
DKK—Danish Krone
ETF—Exchange-Traded Fund
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
JPY—Japanese Yen
KRW—South Korean Won
MYR—Malaysian Ringgit
NZD—New Zealand Dollar

Statement of Investments (Unaudited) (continued)
PEN—Peruvian Sol
PLN—Polish Zloty
SEK—Swedish Krona
SGD—Singapore Dollar
SONIO—Sterling Overnight Index Average
TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2025, these securities amounted to $364,075,203 or 11.5% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At March 31, 2025, the value of the fund’s securities on loan was $14,675,713 and the value of the collateral was
$233,090,715, consisting of cash collateral of $96,600,482 and U.S. Government & Agency securities valued at $136,490,233.  In addition, the value of collateral may include pending sales that are also on loan.

(e)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(f)	Notional amount stated in U.S. Dollars unless otherwise indicated.
(g)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Canadian 10 Year Bonds	181	6/19/2025	15,561,939(a)	15,615,267	53,328
Euro BTP Italian Government Bonds	116	6/6/2025	15,090,899(a)	14,740,628	(350,271)
Euro-Bobl	905	6/6/2025	116,265,927(a)	115,266,526	(999,401)
Euro-Buxl 30 Year Bonds	344	6/6/2025	47,775,308(a)	44,360,808	(3,414,499)
Euro-OAT French Government Bond	110	6/6/2025	14,979,794(a)	14,593,117	(386,678)
Euro-Schatz	2,230	6/6/2025	258,036,020(a)	257,900,485	(135,535)
10-Year Long Gilt	154	6/26/2025	18,302,810(a)	18,239,846	(62,964)
U.S. Treasury 5 Year Notes	2,529	6/30/2025	270,870,845	273,527,156	2,656,311
U.S. Treasury Long Bonds	277	6/18/2025	32,394,812	32,486,906	92,094
Futures Short
Australian 10 Year Bonds	835	6/16/2025	58,534,821(a)	58,780,134	(245,312)
Euro-Bund	550	6/6/2025	78,640,780(a)	76,617,133	2,023,647
Japanese 10 Year Bonds	147	6/13/2025	135,168,892(a)	135,641,043	(472,151)
U.S. Treasury 2 Year Notes	427	6/30/2025	88,118,097	88,462,391	(344,294)
U.S. Treasury 10 Year Notes	130	6/18/2025	14,451,616	14,458,438	(6,821)
Ultra 10 Year U.S. Treasury Notes	489	6/18/2025	55,137,108	55,807,125	(670,017)
U.S. Treasury Ultra Bond	716	6/18/2025	86,110,721	87,531,000	(1,420,279)
Gross Unrealized Appreciation					4,825,380
Gross Unrealized Depreciation					(8,508,222)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts /Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 43, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2029, Contracts N/A, Bank of America Corp.	0.55	5/21/2025	380,200,000		(463,084)
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	0.95	4/3/2025	7,443,000	EUR	(27,955)
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	1.14	4/10/2025	8,480,000	GBP	(42,215)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 43, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2029, Contracts N/A, Bank of America Corp.	0.55	5/21/2025	380,200,000		(901,377)
Swaption Payer Markit CDX North America Investment Grade Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 6/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.73	5/21/2025	333,550,000		(355,681)
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	1.14	4/10/2025	8,480,000	GBP	(50,697)
Total Options Written (premiums received $2,112,176)					(1,841,009)

EUR—Euro
GBP—British Pound

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of America Corp.
British Pound	470,000	United States Dollar	610,437	4/11/2025	(3,330)
United States Dollar	897,500	Euro	825,000	4/11/2025	4,907
United States Dollar	7,444,627	New Zealand Dollar	12,790,000	4/11/2025	181,287
United States Dollar	2,696,583	Canadian Dollar	3,859,907	4/16/2025	12,231
Barclays Capital, Inc.
United States Dollar	9,453,312	Canadian Dollar	13,534,000	4/11/2025	43,470
United States Dollar	204,037,721	British Pound	160,712,000	4/11/2025	(3,556,652)
Australian Dollar	802,000	United States Dollar	504,487	4/11/2025	(3,313)
United States Dollar	9,974,436	Malaysian Ringgit	44,480,000	4/11/2025	(53,642)
Euro	5,391,000	United States Dollar	5,895,094	4/11/2025	(62,407)
United States Dollar	82,048,853	Australian Dollar	131,368,000	4/11/2025	(43,712)
British Pound	951,000	United States Dollar	1,219,942	4/11/2025	8,481
Australian Dollar	1,070,000	United States Dollar	681,704	4/11/2025	(13,055)
Euro	719,000	United States Dollar	782,655	4/11/2025	(4,747)
United States Dollar	1,376,516	Euro	1,265,000	4/11/2025	7,874
United States Dollar	1,737,410	Euro	1,591,000	4/16/2025	15,591
United States Dollar	1,610,865	Canadian Dollar	2,305,000	4/16/2025	7,866
United States Dollar	13,791,144	Swiss Franc	12,345,963	4/16/2025	(190,505)
Japanese Yen	162,919,000	United States Dollar	1,094,996	4/16/2025	(6,855)
British Pound	1,358,000	United States Dollar	1,716,394	4/16/2025	37,738
United States Dollar	1,792,898	Euro	1,640,000	4/16/2025	18,049

Statement of Investments (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc. (continued)
Norwegian Krone	119,426,912	United States Dollar	11,319,208	4/16/2025	32,523
United States Dollar	10,297,591	New Zealand Dollar	17,938,000	4/16/2025	109,327
United States Dollar	1,876,492	South African Rand	34,212,000	4/16/2025	12,888
Australian Dollar	2,488,000	United States Dollar	1,580,228	4/16/2025	(25,401)
Swedish Krona	3,869,480	United States Dollar	365,757	4/16/2025	19,571
United States Dollar	4,532,824	Swiss Franc	3,972,000	4/16/2025	34,583
Japanese Yen	234,405,000	United States Dollar	1,567,133	4/16/2025	(1,536)
United States Dollar	4,435,979	South Korean Won	6,384,439,000	4/16/2025	96,519
Swedish Krona	16,528,000	United States Dollar	1,557,255	4/16/2025	88,623
United States Dollar	2,699,477	Euro	2,590,000	4/16/2025	(103,486)
United States Dollar	1,893,336	British Pound	1,460,000	4/16/2025	7,450
BNP Paribas
Czech Koruna	125,809,000	Euro	4,999,807	4/16/2025	41,236
Japanese Yen	761,372,000	United States Dollar	5,077,284	4/16/2025	7,939
Euro	7,510,000	United States Dollar	8,118,484	4/16/2025	9,025
United States Dollar	3,177,756	Norwegian Krone	33,941,000	4/16/2025	(48,394)
United States Dollar	1,755,628	British Pound	1,358,000	4/16/2025	1,496
New Taiwan Dollar	100,977,000	United States Dollar	3,089,788	4/16/2025	(44,301)
United States Dollar	6,510,786	Canadian Dollar	9,270,000	4/16/2025	64,014
United States Dollar	1,258,283	Swedish Krona	12,688,000	4/16/2025	(5,203)
United States Dollar	1,576,660	Euro	1,450,000	4/16/2025	7,434
Canadian Dollar	13,421,000	United States Dollar	9,369,884	4/16/2025	(36,322)
Canadian Dollar	2,440,000	United States Dollar	1,719,020	4/16/2025	(22,135)
United States Dollar	2,959,357	Indonesian Rupiah	48,664,651,000	4/16/2025	23,758
Norwegian Krone	39,642,622	Japanese Yen	538,163,000	4/16/2025	173,694
United States Dollar	7,894,633	Norwegian Krone	85,555,000	4/16/2025	(237,514)
United States Dollar	7,996,305	Swedish Krona	84,004,000	4/16/2025	(368,913)
Singapore Dollar	3,107,000	United States Dollar	2,320,808	4/16/2025	(6,207)
United States Dollar	1,727,010	British Pound	1,338,000	4/16/2025	(1,288)
United States Dollar	3,673,740	Swedish Krona	38,969,000	4/16/2025	(206,839)
United States Dollar	3,087,028	New Taiwan Dollar	100,977,000	4/16/2025	41,541
United States Dollar	1,553,175	Japanese Yen	234,405,000	4/16/2025	(12,422)
Euro	12,638,000	United States Dollar	13,661,708	4/16/2025	15,449
Citigroup Global Markets Inc.
United States Dollar	14,954,695	Swiss Franc	13,374,000	4/11/2025	(182,126)
United States Dollar	26,812,723	South Korean Won	39,075,254,000	4/11/2025	260,635
Swedish Krona	11,761,000	United States Dollar	1,116,344	4/11/2025	54,475
United States Dollar	85,408,481	Chinese Yuan Renminbi	621,024,625	4/11/2025	(138,927)
Euro	69,700,000	United States Dollar	75,540,128	4/11/2025	(129,579)
Swiss Franc	2,158,000	United States Dollar	2,451,719	4/16/2025	(7,811)
Singapore Dollar	4,134,000	United States Dollar	3,089,557	4/16/2025	(9,879)
United States Dollar	2,158,562	Canadian Dollar	3,095,093	4/16/2025	6,096
Euro	5,012,898	Czech Koruna	125,809,000	4/16/2025	(27,069)
Swedish Krona	56,196,000	Euro	5,059,902	4/16/2025	120,113
United States Dollar	2,958,948	British Pound	2,334,000	4/16/2025	(55,886)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc. (continued)
Euro	5,018,600	Swedish Krona	56,196,000	4/16/2025	(164,812)
British Pound	3,836,000	United States Dollar	4,956,080	4/16/2025	(1,109)
Indian Rupee	515,657,000	United States Dollar	5,905,040	4/16/2025	119,205
Indian Rupee	234,580,000	United States Dollar	2,686,007	4/16/2025	54,511
British Pound	2,018,000	United States Dollar	2,544,880	4/16/2025	61,776
United States Dollar	25,287,861	Colombian Peso	104,789,101,000	4/16/2025	284,558
United States Dollar	1,586,805	Brazilian Real	9,123,000	4/16/2025	(6,963)
Goldman Sachs & Co. LLC
United States Dollar	87,796,634	Brazilian Real	505,713,000	4/2/2025	(783,639)
Brazilian Real	505,713,000	United States Dollar	88,069,555	4/2/2025	510,717
Euro	2,396,000	United States Dollar	2,587,484	4/11/2025	4,822
United States Dollar	4,827,801	Swedish Krona	48,526,000	4/11/2025	(3,012)
United States Dollar	722,459	British Pound	558,000	4/11/2025	1,681
United States Dollar	51,305,234	New Zealand Dollar	91,094,000	4/11/2025	(426,329)
United States Dollar	2,817,726	Euro	2,595,000	4/11/2025	10,117
Euro	7,616,000	United States Dollar	8,151,740	4/11/2025	88,242
United States Dollar	2,367,962	Danish Krone	16,792,000	4/11/2025	(67,363)
Canadian Dollar	286,000	United States Dollar	199,301	4/11/2025	(453)
United States Dollar	2,137,526	Euro	1,977,000	4/11/2025	(1,450)
New Zealand Dollar	2,464,000	United States Dollar	1,426,609	4/16/2025	(27,129)
United States Dollar	1,105,448	Japanese Yen	162,919,000	4/16/2025	17,308
Canadian Dollar	2,939,000	United States Dollar	2,050,667	4/16/2025	(6,756)
Australian Dollar	18,737,579	United States Dollar	11,931,941	4/16/2025	(222,251)
United States Dollar	17,441,777	Swedish Krona	186,214,343	4/16/2025	(1,101,669)
Australian Dollar	1,962,000	United States Dollar	1,248,383	4/16/2025	(22,269)
Norwegian Krone	262,058,827	United States Dollar	23,562,640	4/16/2025	1,346,496
United States Dollar	1,695,658	Canadian Dollar	2,440,000	4/16/2025	(1,226)
United States Dollar	2,482,069	Norwegian Krone	26,046,000	4/16/2025	6,353
United States Dollar	1,757,153	Swiss Franc	1,541,000	4/16/2025	11,989
Australian Dollar	2,242,000	United States Dollar	1,419,574	4/16/2025	(18,479)
Euro	1,640,000	United States Dollar	1,722,130	4/16/2025	52,719
United States Dollar	1,263,771	Swedish Krona	12,765,000	4/16/2025	(7,383)
Swiss Franc	1,949,000	United States Dollar	2,183,169	4/16/2025	24,049
South African Rand	34,212,000	United States Dollar	1,891,911	4/16/2025	(28,307)
United States Dollar	2,167,759	Swiss Franc	1,949,000	4/16/2025	(39,459)
United States Dollar	5,977,177	Indian Rupee	515,657,000	4/16/2025	(47,068)
Japanese Yen	1,434,444,806	United States Dollar	9,528,542	4/16/2025	52,152
United States Dollar	1,542,324	Swedish Krona	16,528,000	4/16/2025	(103,554)
Canadian Dollar	2,978,000	United States Dollar	2,104,714	4/16/2025	(33,680)
United States Dollar	3,093,866	Australian Dollar	4,859,000	4/16/2025	57,328
HSBC Securities (USA) Inc.
Canadian Dollar	10,073,000	United States Dollar	7,010,730	4/11/2025	(7,232)
United States Dollar	2,131,543	Euro	1,951,000	4/11/2025	20,697
United States Dollar	1,213,399	Euro	1,112,000	4/11/2025	10,292
Japanese Yen	124,446,000	United States Dollar	826,190	4/11/2025	4,519

Statement of Investments (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc. (continued)
Chinese Yuan Renminbi	620,481,000	United States Dollar	85,978,756	4/11/2025	(506,233)
United States Dollar	451,318	Euro	419,000	4/11/2025	(2,010)
United States Dollar	3,204,541	British Pound	2,478,000	4/11/2025	3,667
British Pound	647,000	United States Dollar	838,088	4/11/2025	(2,347)
Canadian Dollar	4,493,384	United States Dollar	3,121,988	4/16/2025	2,912
United States Dollar	2,302,209	Indian Rupee	201,194,000	4/16/2025	(48,271)
United States Dollar	3,069,563	Indian Rupee	267,967,000	4/16/2025	(61,004)
Australian Dollar	4,859,000	United States Dollar	3,073,437	4/16/2025	(36,898)
United States Dollar	1,905,198	Euro	1,767,000	4/16/2025	(7,093)
Canadian Dollar	2,485,000	United States Dollar	1,732,380	4/16/2025	(4,200)
Swiss Franc	7,943,000	United States Dollar	8,968,656	4/16/2025	26,692
United States Dollar	24,472,374	Canadian Dollar	34,642,571	4/16/2025	380,385
United States Dollar	3,879,263	New Taiwan Dollar	126,784,000	4/16/2025	55,431
Euro	4,384,000	United States Dollar	4,743,535	4/16/2025	939
Swiss Franc	1,541,000	United States Dollar	1,727,795	4/16/2025	17,368
Euro	4,397,000	United States Dollar	4,766,453	4/16/2025	(7,911)
Japanese Yen	252,936,000	United States Dollar	1,703,713	4/16/2025	(14,347)
United States Dollar	1,714,211	Japanese Yen	254,366,000	4/16/2025	15,294
United States Dollar	2,276,722	New Zealand Dollar	3,943,000	4/16/2025	37,213
Brazilian Real	5,924,000	United States Dollar	1,027,391	4/16/2025	7,518
Canadian Dollar	5,606,000	United States Dollar	3,908,636	4/16/2025	(9,973)
Swiss Franc	1,427,000	United States Dollar	1,598,087	4/16/2025	17,973
British Pound	2,079,000	United States Dollar	2,686,238	4/16/2025	(789)
United States Dollar	5,335,525	New Zealand Dollar	9,271,000	4/16/2025	69,866
United States Dollar	20,352,747	British Pound	16,156,712	4/16/2025	(516,919)
New Zealand Dollar	2,476,000	United States Dollar	1,422,348	4/16/2025	(16,052)
United States Dollar	4,536,300	Swiss Franc	3,971,000	4/16/2025	39,192
United States Dollar	5,591,883	Swedish Krona	59,173,000	4/16/2025	(300,635)
Australian Dollar	4,698,000	United States Dollar	2,967,679	4/16/2025	(31,754)
United States Dollar	1,727,434	Canadian Dollar	2,488,000	4/16/2025	(2,832)
Canadian Dollar	3,462,000	United States Dollar	2,439,967	4/16/2025	(32,337)
United States Dollar	1,733,917	Canadian Dollar	2,488,000	4/16/2025	3,651
United States Dollar	1,234,113	Australian Dollar	1,962,000	4/16/2025	7,999
Japanese Yen	251,366,000	United States Dollar	1,677,235	4/16/2025	1,645
United States Dollar	1,853,002	Norwegian Krone	19,783,000	4/16/2025	(27,406)
United States Dollar	15,367,251	Chinese Yuan Renminbi	111,289,000	4/16/2025	31,143
Indian Rupee	234,581,000	United States Dollar	2,686,446	4/16/2025	54,084
United States Dollar	5,430,011	Singapore Dollar	7,241,000	4/16/2025	35,731
Canadian Dollar	2,448,000	United States Dollar	1,709,787	4/16/2025	(7,338)
Indonesian Rupiah	48,664,651,000	United States Dollar	2,991,684	4/16/2025	(56,084)
Chilean Peso	1,506,478,000	United States Dollar	1,582,325	4/16/2025	4,134
J.P. Morgan Securities LLC
Brazilian Real	505,713,000	United States Dollar	88,141,699	4/2/2025	438,573
United States Dollar	88,069,555	Brazilian Real	505,713,000	4/2/2025	(510,717)
United States Dollar	4,178,300	Singapore Dollar	5,609,000	4/11/2025	971

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	169,412,257	Japanese Yen	25,359,480,000	4/11/2025	131,028
Euro	635,000	United States Dollar	693,578	4/11/2025	(6,552)
United States Dollar	447,336,688	Euro	422,906,000	4/11/2025	(10,218,174)
United States Dollar	51,302,548	New Zealand Dollar	91,093,000	4/11/2025	(428,447)
United States Dollar	3,450,530	Chinese Yuan Renminbi	24,902,000	4/11/2025	20,228
United States Dollar	7,549,828	Indonesian Rupiah	124,302,636,000	4/11/2025	49,400
Euro	2,452,000	United States Dollar	2,683,873	4/16/2025	(30,258)
Canadian Dollar	4,611,000	United States Dollar	3,205,286	4/16/2025	1,409
Japanese Yen	538,163,000	Norwegian Krone	40,330,508	4/16/2025	(239,079)
United States Dollar	1,992,252	Norwegian Krone	20,894,000	4/16/2025	6,242
New Taiwan Dollar	126,784,000	United States Dollar	3,844,223	4/16/2025	(20,391)
Swedish Krona	35,293,520	United States Dollar	3,325,198	4/16/2025	189,372
United States Dollar	3,714,768	Japanese Yen	554,696,000	4/16/2025	9,939
Chinese Yuan Renminbi	20,592,000	United States Dollar	2,833,842	4/16/2025	3,825
Canadian Dollar	5,050,616	United States Dollar	3,504,315	4/16/2025	8,108
United States Dollar	87,651,310	Brazilian Real	505,713,000	5/5/2025	(390,968)
Morgan Stanley & Co. LLC
United States Dollar	2,663,753	Peruvian Sol	9,824,000	4/11/2025	(9,565)
Hungarian Forint	540,256,000	United States Dollar	1,413,444	4/11/2025	36,099
United States Dollar	3,020,884	Polish Zloty	11,989,000	4/11/2025	(73,460)
Euro	1,528,000	United States Dollar	1,672,694	4/11/2025	(19,504)
United States Dollar	4,903,793	Euro	4,514,000	4/16/2025	18,630
Euro	3,291,000	United States Dollar	3,585,808	4/16/2025	(24,206)
United States Dollar	1,907,942	Norwegian Krone	20,741,000	4/16/2025	(63,525)
RBC Capital Markets, LLC
British Pound	4,460,000	United States Dollar	5,763,836	4/11/2025	(2,780)
Chinese Yuan Renminbi	8,779,000	United States Dollar	1,207,291	4/11/2025	2,034
United States Dollar	3,548,937	British Pound	2,796,000	4/16/2025	(62,664)
United States Dollar	45,779,300	Euro	43,579,992	4/16/2025	(1,384,049)
UBS Securities LLC
United States Dollar	43,444,270	Canadian Dollar	62,516,000	4/11/2025	(21,499)
Gross Unrealized Appreciation					5,872,760
Gross Unrealized Depreciation					(23,767,970)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit CDX North America Investment Grade Index Series 44, Paid 3 Month Fixed Rate of 1.00%	6/20/2030	647,455,000	(11,907,035)	(12,741,557)	834,522
Markit iTraxx Europe Crossover Index Series 43, Paid 3 Month Fixed Rate of 5.00%	6/20/2030	10,375,070	(794,266)	(814,099)	19,833

Statement of Investments (Unaudited) (continued)
Centrally Cleared Credit Default Swaps (continued)
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:(c)
Markit iTraxx Europe Index Series 43, Received 3 Month Fixed Rate of 1.00%	6/20/2030	1,341,146,805	24,078,213	25,993,546	(1,915,333)
Gross Unrealized Appreciation					854,355
Gross Unrealized Depreciation					(1,915,333)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

OTC Credit Default Swaps
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Ford Motor Company, 4.35%, 12/08/2026, Paid 3 Month Fixed Rate of 5.00%, J.P. Morgan Securities LLC	12/20/2029	8,080,000	(1,043,014)	(1,150,406)	107,392
Intesa Sanpaolo SpA, 4.20%, 6/1/2032, Paid 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	13,170,230	67,022	283,937	(216,915)
Mediobanca Banca di Credito Finanziario SpA, 2.30%, 11/23/2030, Paid 3 Month Fixed Rate of 1.00%, Citigroup Global Markets, Inc.	12/20/2029	6,595,928	51,981	134,940	(82,959)
Transdigm, 5.50%, 11/15/2027, Paid 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	5,560,000	(825,738)	(837,113)	11,375
UniCredit SpA, 2.73%, 1/15/2032, Paid 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	12,780,962	108,484	308,020	(199,536)
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%, Bank of America Corp.	12/20/2029	7,930,000	(35,934)	(26,708)	(9,226)
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%, Bank of America Corp.	12/20/2029	5,280,000	(23,926)	(22,026)	(1,900)
Sold Contracts:(c)
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%, Goldman Sachs & Co. LLC	6/20/2029	4,325,200	(37,422)	(111,827)	74,405
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%, Goldman Sachs & Co. LLC	12/20/2029	1,676,015	(28,622)	(25,030)	(3,592)
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	1,275,934	(21,790)	(26,431)	4,641
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	3,287,152	(56,136)	(65,617)	9,481
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	3,362,843	(57,428)	(52,942)	(4,486)
Virgin Media Finance PLC, 3.75%, 7/15/2030, Received 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	5,730,890	158,350	206,738	(48,388)

OTC Credit Default Swaps (continued)
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts: (continued)(c)
Ziggo BondCo, 5.13%, 2/28/2030, Received 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	2,941,136	118,671	165,239	(46,568)
Ziggo BondCo, 5.13%, 2/28/2030, Received 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	3,179,022	128,270	178,220	(49,950)
Gross Unrealized Appreciation					207,294
Gross Unrealized Depreciation					(663,520)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.46%	12/7/2053	48,869,000	(531,375)	50,175	(581,550)
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	35,445,014	2,664,629	747,411	1,917,218
GBP Maturity Fixed at 3.71%	GBP - UKRPI at Maturity	4/5/2034	127,883,250	3,435,805	—	3,435,805
GBP Maturity Fixed at 3.71%	GBP - UKRPI at Maturity	5/16/2034	133,256,930	3,873,168	(198,407)	4,071,575
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	15,405,000	(347,534)	(599,117)	251,583
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	11,372,029	1,892,393	2,032,226	(139,833)
Gross Unrealized Appreciation						9,676,181
Gross Unrealized Depreciation						(721,383)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
GBP—British Pound
UKRPI—UK RPI All Items NSA
USD—United States Dollar
See notes to statement of investments.

Statement of Investments
BNY Mellon Global Fixed Income Fund

March 31, 2025 (Unaudited)
The following is a summary of the inputs used as of March 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	83,682,177	—	83,682,177
Collateralized Loan Obligations	—	22,095,119	—	22,095,119
Commercial Mortgage-Backed	—	31,435,071	—	31,435,071
Corporate Bonds and Notes	—	357,066,945	—	357,066,945
Exchange-Traded Funds	98,753,669	—	—	98,753,669
Foreign Governmental	—	1,037,228,730	—	1,037,228,730
U.S. Government Agencies Collateralized Municipal-Backed Securities	—	4,037,444	—	4,037,444
U.S. Government Agencies Mortgage-Backed	—	492,946,263	—	492,946,263
U.S. Treasury Securities	—	944,008,832	—	944,008,832
Investment Companies	119,955,777	—	—	119,955,777
	218,709,446	2,972,500,581	—	3,191,210,027
Other Financial Instruments:
Options Purchased	—	336,838	—	336,838
Futures††	4,825,380	—	—	4,825,380
Forward Foreign Currency Exchange Contracts††	—	5,872,760	—	5,872,760
Swap Agreements††	—	10,737,830	—	10,737,830
	4,825,380	16,947,428	—	21,772,808
Liabilities ($)
Other Financial Instruments:
Options Written	—	(1,841,009)	—	(1,841,009)
Futures††	(8,508,222)	—	—	(8,508,222)
Forward Foreign Currency Exchange Contracts††	—	(23,767,970)	—	(23,767,970)
Swap Agreements††	—	(3,300,236)	—	(3,300,236)
	(8,508,222)	(28,909,215)	—	(37,417,437)

†	See Statement of Investments for additional detailed categorizations, if any.
††
Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service.
When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at March 31, 2025 are set forth in the Statement of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, interest and credit, or as a substitute for an investment. The fund is subject to market risk , interest risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Purchased and written options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written at March 31, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at March 31, 2025 which are set forth in the Statement of Investments.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at March 31, 2025 are set forth in the Statement of Investments.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at March 31, 2025 are set forth in the Statement of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at March 31, 2025 are set forth in the Statement of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.
At March 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $45,920,212, consisting of $57,020,476 gross unrealized appreciation and $102,940,688 gross unrealized depreciation.
At March 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.